Global Structured Finance

                                                                  2,810 records
                                                           Balance: 310,158,345

                                  CHEC 2004-2

                           Collateral Summary Report
================================================================================

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                   Number
                                       of
                                 Mortgage      Principal        Average
OCLTV including silent seconds      Loans        Balance        Balance     WAC       WA Remaining Term     FICO   WA OLTV
---------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00                           3        115,709         38,570   8.020                     187      664     12.40
15.01 - 20.00                           4        458,650        114,662   7.673                     343      580     18.04
20.01 - 25.00                          10        922,736         92,274   7.352                     263      613     23.31
25.01 - 30.00                           8        500,039         62,505   8.531                     303      610     28.14
30.01 - 35.00                          14      1,177,944         84,139   7.298                     336      595     33.25
35.01 - 40.00                          11        960,602         87,327   7.432                     342      596     37.73
40.01 - 45.00                          20      1,355,578         67,779   7.655                     322      612     42.67
45.01 - 50.00                          32      2,917,897         91,184   7.632                     326      600     48.17
50.01 - 55.00                          49      5,149,404        105,090   7.294                     334      592     52.65
55.01 - 60.00                          77      9,019,995        117,143   7.594                     348      580     58.26
60.01 - 65.00                          87      9,641,897        110,826   7.321                     332      597     62.77
65.01 - 70.00                         137     17,353,834        126,670   7.268                     341      603     67.94
70.01 - 75.00                         196     24,801,582        126,539   7.492                     341      595     73.18
75.01 - 80.00                         475     67,254,229        141,588   7.013                     347      617     79.09
80.01 - 85.00                         271     38,793,604        143,150   7.326                     350      610     82.63
85.01 - 90.00                         396     58,725,142        148,296   7.365                     352      601     88.42
90.01 - 95.00                         210     29,523,454        140,588   7.403                     349      611     92.60
95.01 - 100.00                        810     41,243,909         50,918   9.661                     274      640     99.86
---------------------------------------------------------------------------------------------------------------------------
Total:                              2,810    309,916,204        110,290   7.608                     337      611     81.59
---------------------------------------------------------------------------------------------------------------------------
W.A.: 81.59%
Lowest: 10.86%
Highest: 100.00%
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

OCLTV including silent seconds  % Full Doc        % Primary     % SF      % Cashout    WA DTI
----------------------------------------------------------------------------------------------

10.01 - 15.00                        100.00          100.00    78.44         100.00     34.14
15.01 - 20.00                         23.50          100.00   100.00         100.00     32.79
20.01 - 25.00                         59.14          100.00    92.54          81.16     37.35
25.01 - 30.00                         27.98           90.16   100.00         100.00     33.40
30.01 - 35.00                         55.60          100.00   100.00          88.30     33.49
35.01 - 40.00                         56.97          100.00    80.16          80.23     37.46
40.01 - 45.00                         53.00           97.13    89.77          79.03     31.68
45.01 - 50.00                         70.54          100.00    78.97          77.03     33.78
50.01 - 55.00                         50.80           99.71    88.24          90.23     33.75
55.01 - 60.00                         54.25           99.07    78.62          78.17     35.92
60.01 - 65.00                         55.75           97.61    93.02          90.78     35.97
65.01 - 70.00                         63.12          100.00    82.92          89.03     36.40
70.01 - 75.00                         54.21           99.76    89.87          81.51     37.31
75.01 - 80.00                         71.40           99.78    75.12          49.29     40.30
80.01 - 85.00                         56.39           99.87    81.06          70.79     38.40
85.01 - 90.00                         85.73           99.95    74.92          58.97     39.78
90.01 - 95.00                         96.09          100.00    79.58          54.50     42.60
95.01 - 100.00                        99.15          100.00    80.55          48.38     42.29
----------------------------------------------------------------------------------------------
Total:                                74.75           99.77    79.81          62.71     39.45
----------------------------------------------------------------------------------------------
W.A.: 81.59%
Lowest: 10.86%
Highest: 100.00%
----------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information, and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdictio where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to secu that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regard the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this ma is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC        OCT 8, 2004 10:47             PAGE 1 OF 2

Global Structured Finance

                                                                  2,810 records
                                                           Balance: 310,158,345

                                  CHEC 2004-2

                           Collateral Summary Report
================================================================================

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                   Number
                                       of
                                 Mortgage      Principal        Average
DTI                                 Loans        Balance        Balance     WAC       WA Remaining Term     FICO   WA OLTV
---------------------------------------------------------------------------------------------------------------------------

0.00 - 4.99                             3        392,390        130,797   7.345                     356      655     83.99
5.00 - 9.99                             5        389,338         77,868   6.985                     357      582     70.61
10.00 - 14.99                          31      2,816,249         90,847   7.724                     338      603     74.68
15.00 - 19.99                          70      6,432,976         91,900   7.425                     323      591     73.97
20.00 - 24.99                         127     11,995,622         94,454   7.656                     338      600     74.58
25.00 - 29.99                         237     25,061,611        105,745   7.406                     333      616     78.41
30.00 - 34.99                         366     38,082,454        104,050   7.513                     336      609     78.28
35.00 - 39.99                         441     48,618,708        110,247   7.628                     337      607     81.38
40.00 - 44.99                         709     85,356,007        120,389   7.532                     341      616     81.81
45.00 - 49.99                         628     68,666,439        109,341   7.806                     335      609     84.66
50.00 - 54.99                         193     22,104,411        114,531   7.661                     336      614     87.96
---------------------------------------------------------------------------------------------------------------------------
Total:                              2,810    309,916,204        110,290   7.608                     337      611     81.59
---------------------------------------------------------------------------------------------------------------------------
W.A.: 39.45%
Lowest: 0.00%
Highest: 54.99%
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

DTI                             % Full Doc        % Primary     % SF      % Cashout    WA DTI
----------------------------------------------------------------------------------------------

0.00 - 4.99                           0.00           100.00   100.00         100.00      2.70
5.00 - 9.99                           0.00           100.00   100.00          67.04      7.86
10.00 - 14.99                        30.89           100.00    90.73          82.62     12.99
15.00 - 19.99                        40.47           100.00    97.50          75.20     18.10
20.00 - 24.99                        63.19            99.78    83.09          74.72     22.44
25.00 - 29.99                        69.62           100.00    87.15          77.43     27.72
30.00 - 34.99                        73.40            99.76    81.02          68.32     32.72
35.00 - 39.99                        71.27            99.87    74.78          62.04     37.54
40.00 - 44.99                        75.38            99.72    80.72          64.27     42.69
45.00 - 49.99                        82.44            99.59    79.61          53.23     47.57
50.00 - 54.99                        88.76           100.00    68.52          47.84     50.54
----------------------------------------------------------------------------------------------
Total:                               74.75            99.77    79.81          62.71     39.45
----------------------------------------------------------------------------------------------
W.A.: 39.45%
Lowest: 0.00%
Highest: 54.99%
----------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information, and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdictio where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to secu that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regard the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this ma is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

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Banc of America Securities LLC          Oct 8, 2004 10:47           Page 2 of 2